UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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BACTERIN INTERNATIONAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders
To Be Held July 8, 2011

To Our Stockholders:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Bacterin International Holdings, Inc. (the “Company”) on Friday, July 8, 2011 at 2:30 p.m., Eastern Standard Time, at the offices of Grannus Financial, 1120 Avenue of the Americas, 4th Floor, New York, NY 10036, for the following purposes:

1.	To approve an amendment to the Company’s certificate of incorporation to authorize the classification of the Company’s Board of Directors into three classes with staggered terms;

2.
To elect five directors to serve on the Company’s Board of Directors in either Class I, Class II or Class III, with Class I directors to serve until the 2012 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, Class II directors to serve until the 2013 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, and Class III directors to serve until the 2014 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

3.	To ratify the appointment of Ehrardt, Keefe, Steiner & Hottman PC (“EKS&H”) as the Company’s independent registered public accounting firm for the year ending December 31, 2011;

4.
To approve the Amended and Restated Bacterin International Equity Incentive Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan from 6 million to 9 million shares; and

5.	To transact such other business as may properly be brought before the Meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on May 23, 2011 shall be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

Your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting. You may submit your proxy by mail or Internet, and you may revoke your proxy and vote in person if you decide to attend the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on July 8, 2011: This Proxy Statement, along with our 2010 Annual Report on Form 10-K, are available at www.bacterin.com (click “Investors” and “SEC Filings”).

By order of the Board of Directors

/s/ Guy S. Cook
Guy S. Cook,
Chairman of the Board and
Chief Executive Officer

June 8, 2011

Information about Attending the Annual Meeting

Only stockholders of record on the record date of May 23, 2011, are entitled to notice of, and to attend or vote at, our Annual Meeting. If you plan to attend the meeting in person, please bring the following:

1. Proper identification.

2. Acceptable Proof of Ownership if your shares are held in “street name.”

Street Name means your shares are held of record by brokers, banks or other institutions.

Acceptable Proof of Ownership is either (a) a letter from your broker confirming that you beneficially owned shares of the Company’s common stock on the record date or (b) an account statement showing that you beneficially owned shares of the Company’s common stock on the record date.

PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 8, 2011

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:
We are providing these proxy materials to you in connection with the Board’s solicitation of proxies for our 2011 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place on July 8, 2011.  As a stockholder of record, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this Proxy Statement. This Proxy Statement and accompanying proxy card (or voting instruction card) are being mailed on or about June 8, 2011 to all stockholders entitled to vote at the Annual Meeting.

Q:	When and where will the annual meeting be Held?

A:	The Annual Meeting will be held on Friday, July 8, 2011 at 2:30 p.m., Eastern Standard Time, at the offices of Grannus Financial, 1120 Avenue of the Americas, 4th Floor, New York, NY 10036.

Q:	What information is contained in this Proxy Statement?

A:
This Proxy Statement contains information regarding our corporate governance practices, our board of directors, our named executive officers, the compensation of our board of directors and named executive officers, the proposals to be voted on at the Annual Meeting and certain other required information.

Q:	How may I obtain the Company’s Annual Report on Form 10-K for the year ended December 31, 2010?

A:
We have enclosed with this Proxy Statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010. Our Annual Report on Form 10-K can also be accessed through our website at www.bacterin.com (click “Investors” and “SEC Filings”). We filed our Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”) on April 11, 2011.

Q:	What items of business will be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are:

1.	To approve an amendment to the Company’s certificate of incorporation to authorize the classification of the Company’s Board of Directors into three classes with staggered terms;

2.
To elect five directors to serve on the Board in either Class I, Class II or Class III, with Class I directors to serve until the 2012 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, Class II directors to serve until the 2013 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, and Class III directors to serve until the 2014 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

3.	To ratify the appointment of Ehrardt, Keefe, Steiner & Hottman PC (“EKS&H”) as the Company’s independent registered public accounting firm for the year ending December 31, 2011;

4.	To approve the Amended and Restated Bacterin International Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan from 6 million to 9 million shares; and

5.	To transact such other business as may properly be brought before the Meeting and any adjournment or postponement thereof.

Q:	How does the Board recommend that I vote?

A:
Our Board recommends that you vote your shares “FOR” the Board Classification Amendment, “FOR” the nominees to the Board; “FOR” the ratification of the appointment of EKS&H as our registered public accounting firm; and “FOR” the approval of the Amended and Restated Bacterin International Equity Incentive Plan to increase the number of shares available under the Plan from 6 million to 9 million.

Q:	What shares may I vote?

A:
Each share of our common stock issued and outstanding as of the close of business on May 23, 2011 (the “Record Date”) is entitled to one vote on each of the matters to be voted upon at the Annual Meeting.

You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee (collectively, a “Broker”).

We had 38,076,859 shares of common stock issued and outstanding on the Record Date.

Q:	What is the difference between being a stockholder of record and being the beneficial owner of shares held in street name?

A:
A stockholder of record owns shares which are registered in his or her own name. A beneficial owner owns shares which are registered in street name through a third party, such as a Broker. As summarized below, there are some distinctions between stockholders of record and beneficial owners.

Stockholder of Record
You are the stockholder of record of any of your shares registered directly in your name with our transfer agent, Corporate Stock Transfer.  With respect to such shares, these proxy materials are being sent to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to our designees, Guy S. Cook (our President and Chief Executive Officer) and John P. Gandolfo (our Chief Financial Officer and Secretary), or to any other person you wish to designate, or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to grant your voting proxy to Messrs. Cook and Gandolfo.

Shares Beneficially Held in Street Name
You are the beneficial owner of any of your shares registered in street name. With respect to such shares registered through a Broker, these proxy materials, together with a voting instruction card, are being forwarded to you by your Broker. As the beneficial owner, you have the right to direct your Broker how to vote. You may use the voting instruction card provided by your Broker for this purpose. Even if you have directed your Broker how to vote, you may also attend the Annual Meeting. However, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” or other evidence from your Broker giving you the right to vote the shares at the Annual Meeting.

Q:	Who is entitled to attend the Annual Meeting and what are the admission procedures?

A:
You are entitled to attend the Annual Meeting only if you were stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting.  If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned shares of the Company’s common stock as of the Record Date or the voting instruction card provided by your Broker. The Annual Meeting will begin promptly at 2:30 p.m., local time. You should be prepared to present photo identification for admittance. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the admission procedures.

Q:	May I vote my shares in person at the Annual Meeting?

A:
If you were a stockholder of record on the Record Date, you may vote your shares in person at the Annual Meeting or through a proxy. If you decide to vote your shares in person, you do not need to present your share certificate(s) at the Annual Meeting; your name will be on the list of stockholders eligible to vote. If you hold your shares beneficially in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy or other evidence from your Broker giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your Broker. For directions on how to vote, please refer to the instructions on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your Broker.

Stockholders of record may submit proxies by completing, signing, dating and mailing their proxy cards to the address provided on the proxy card. Stockholders who hold shares beneficially in street name may vote by completing, signing and dating the voting instruction cards provided and mailing them to the address provided on the voting instructions card. The proxy card and voting instruction card also include directions as to how you may submit your vote through the Internet. The voting instruction card may also include directions for alternative methods of submitting your vote. We encourage you to vote early. If you choose to vote by mail, please allow sufficient time for your proxy or voting instruction card to reach our vote tabulator prior to the Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing and distributing these proxy materials.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will disclose results on a Form 8-K that will be filed not more than four business days following the Annual Meeting.

PROPOSAL 1:
AMENDMENT TO CERTIFICATE OF INCORPORATION TO AUTHORIZE THE CLASSIFICATION OF THE
BOARD OF DIRECTORS INTO THREE CLASSES WITH STAGGERED TERMS

We are proposing an amendment to the Company's Certificate of Incorporation to classify the Company’s Board of Directors into three classes with staggered terms (“Classified Board Amendment”). At present, the Company's Board consists of a single class of five Directors, all of whom are elected at each annual meeting of stockholders. The amendment to our Certificate of Incorporation would classify the Board into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term.

Members in each class would be elected at the Annual Meeting. The Directors initially elected in Class I, Guy Cook and Mitchell Godfrey, would serve until the annual meeting of stockholders in 2012 and until their respective successors have been elected and have qualified. The Director initially elected in Class II, Kent Swanson, would serve until the annual meeting of stockholders in 2013 and until his respective successor has been elected and qualified. The Directors initially elected in Class III, Michael Lopach and Jon Wickwire, would serve until the annual meeting of stockholders in 2014 and until their respective successors have been elected and have qualified. Beginning with the election of Directors to be held at the 2012 annual meeting, the class of Directors to be elected in such year (Class I) would be elected for a three year term, and at each successive annual meeting, the class of Directors to be elected in such year would be elected for a three year term, so that the term of office of one class of Directors shall expire in each year.

To preserve the classified board structure, the amendment to our Certificate of Incorporation also provides that a Director elected by the Board to fill a vacancy holds office until the next election of the class for which such Director has been chosen, and until that Director's successor has been elected and qualified or until his or her earlier resignation, removal or death.

Delaware law provides that the Directors may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote, unless otherwise provided in the Company’s certificate of incorporation. Unless a Director is removed by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote, or resigns, three annual elections are needed to replace all of the Directors on the classified Board. The Classified Board Amendment may, therefore, discourage an individual or entity from acquiring a significant position in the Company's stock with the intention of obtaining immediate control of the Board. The Company is not aware of any present third party plans to gain control of the Company.

The Classified Board Amendment could have the following anti-takeover effects:

•	encourage persons seeking to acquire control of the Company to initiate the acquisition through arm's-length negotiations with the Company's management and Board;

•	discourage a third party from making a tender offer (or otherwise attempting to obtain control of the Company), even though such an attempt might benefit the Company and its stockholders;

•
discourage accumulations of large blocks of the Company's stock and fluctuations in the market price of the Company's stock caused by accumulations (so that stockholders lose opportunities to sell their shares at temporarily higher prices);

•
entrench incumbent management by discouraging a proxy contest, a holder of a substantial block of the Company's outstanding shares assuming control of the Company, or the removal of incumbent Directors or the change of control of the Board; and

•	reduce the possibility that a third party could effect a sudden or surprise change in control of the Board without the support of the then incumbent Board.

At the same time, the Classified Board Amendment would ensure that the Board and management, if confronted by a surprise proposal from a third party who had acquired a block of the Company's stock, would have time to review the proposal and appropriate alternatives to the proposal and possibly to attempt to negotiate a better transaction.

The complete text of the proposed amendment to the Company's Certificate of Incorporation is attached as Appendix A. You should read Appendix A in its entirety.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of common shares present at the meeting and entitled to vote on each matter is required for approval of this proposal.

The Board recommends a vote FOR the adoption of the proposed amendment to the Company’s Certificate of Incorporation.

PROPOSAL 2: ELECTION OF DIRECTORS

Nominees for Director

The Company’s Board currently consists of five Directors, and a total of five Directors will be elected at the Annual Meeting. Subject to stockholder approval of the Classified Board Amendment, members of the Board in each class will be elected at the Annual Meeting. The Directors initially elected in Class I, Guy Cook and Mitchell Godfrey, will serve until the annual meeting of stockholders in 2012 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. The Director initially elected in Class II, Kent Swanson, will serve until the annual meeting of stockholders in 2013 and until his successor has been elected and qualified, or until his earlier resignation, removal or death. The Directors initially elected in Class III, Michael Lopach and Jon Wickwire, will serve until the annual meeting of stockholders in 2014 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death.  Beginning with the election of Directors to be held at the 2012 annual meeting, each class of Directors will be elected for a three-year term.

The names, ages and positions of our directors are as follows:

Name	Age	Position
Guy Cook	46	Chairman of the Board, Chief Executive Officer, President and Chief Scientific Officer
Mitchell Godfrey	65	Director
Kent Swanson	66	Director
Michael Lopach	62	Director
Jon Wickwire	67	Director

The business experience of our directors for the past five years (and, in some instances, for prior years) is summarized below.

Guy Cook, Chairman of the Board, Chief Executive Officer, President and Chief Scientific Officer, is considered an international expert in biofilm science and its application. He is widely published and has been invited to speak at many prominent biofilm conferences, including the “Anti-Infective Materials” Seminar in Tokyo and the FDA-CDRH Antimicrobial Device Efficacy Testing Seminar. Mr. Cook started his career as a product specialist in the Image Analysis Department for Laboratory Equipment Company in Chicago. He later became President of Delta Resources in Crystal Lake, Illinois, which specialized in developing customized image analysis solutions for the academic community. In 1996, he moved to Montana and worked as a Confocal Microscopist for the Center for Biofilm Engineering at the Montana State University where he developed several proprietary testing models for the medical device industry. Mr. Cook attended the University of Indiana and received Bachelor of Science degrees in Finance and Economics.

Mitchell Godfrey, Director, has been involved over the past 25 years in a number of private enterprises, including consulting for and participation in firms in the manufacturing, medical devices, nuclear, service and animal health industries.  Mr. Godfrey graduated from the University of Utah in 1968 with Bachelor of Science degrees in psychology and mathematics. He served as a Lieutenant in the U.S. Navy for four years in the 1960s.  Upon his return from overseas duty, he served as a director of the Utah Vietnam Agent Orange Program. He currently is the Chairman of the Montana based Crow Creek Falls Conservation Group and has been actively involved in many other organizations.  Mr. Godfrey joined us in October 2003 as our Chief Financial Officer until December 2007, when his primary responsibility was changed to investor relations.  Mr. Godfrey currently serves as a consultant.

Kent Swanson, Director, was with Accenture for over 32 years, retiring from the firm in 2001 as a Senior Partner.  He held global leadership and management positions in a wide range of industries and geographies.  From 2001 to 2008, he was the Board Chair of ALN Medical Management; providing outsourced services for clinic-based physician practices.  Also from 2001 to 2008, he was Board Chair for Boys Hope Girls Hope of Colorado, a charitable organization providing a home and scholarship education for disadvantaged children with significant capabilities and promise.  From 2002 to 2009, he was a Board member, Audit Committee member and Compensation Committee Chair for MPC Computers.  Mr. Swanson graduated with distinction from the University of Minnesota earning an M.S. in Business and received an M.B.A. from the University of Chicago in 1969.  Mr. Swanson serves as chairman of the Board’s Compensation Committee.

Michael Lopach, Director, is a certified public accountant with over 30 years of accounting experience.  Mr. Lopach spent 27 years of his career with Galusha, Higgens, Galusha & Co., the largest privately held accounting firm in Montana and northern Idaho, where he served as president and CEO.  In 1999, Mr. Lopach founded Lopach & Carparelli PC, an accounting firm that focuses on medical practitioners.  Mr. Lopach received his MBA from the University of Notre Dame.  Mr. Lopach serves as chairman of the Board’s Audit Committee.

Jon Wickwire, Director, is an attorney and founding shareholder of Wickwire Gavin, P.C., a national construction law firm which merged with Akerman Senterfitt, one of the top 100 law firms in the United States.  Mr. Wickwire served as lead counsel on major infrastructure litigation and alternative dispute resolutions, both domestically and internationally, throughout his 35 year career, and was the founding fellow of the American College of Construction Lawyers.  Mr. Wickwire also served as the founding chairman of the College of Scheduling, an organization dedicated to advancing the techniques, practice and profession of project scheduling, and has authored several books and articles on construction and public contract law, including Construction Management:  Law and Practice and The Construction Subcontracting Manual:  Practice Guide with Forms .  Mr. Wickwire is a graduate of the University of Maryland and Georgetown University Law Center.  Mr. Wickwire has been a shareholder of the Company for approximately 5 years and has participated is several rounds of financing.  Mr. Wickwire serves as chairman of the Corporate Governance and Nominating Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THESE DIRECTORS

GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE

Director Independence

In accordance with the rules of the NYSE Amex, a majority of our Board members and all members of our audit, compensation and nominations and corporate governance committees are independent directors.  Our independent Board members are Kent Swanson, Michael Lopach and Jon Wickwire.

Board Meetings; Attendance at Annual Shareholders Meeting

The Board of Directors met 5 times during fiscal 2010. All directors attended at least 75% of the aggregate total of meetings of the Board and Board Committees on which the director served during the last fiscal year.  The Company does not have a formal policy on Board member attendance at annual meetings of shareholders, but encourages Directors to attend.

Board Leadership Structure

The Board is led by Guy Cook in his role as Chairman. Mr. Cook is also the President and Chief Executive Officer of the Company.  The Board believes that Mr. Cook is best suited to serve as both Chairman and Chief Executive Officer because he is the most familiar with the Company’s businesses and industry and best able to establish strategic priorities for the Company.  The Company does not have a lead director.

Shareholder Communications

The Board does not have a formal process for shareholders to send communications to the Board of Directors and does not feel that such a process is necessary at this time.  If the Company receives shareholder communications that cannot be properly addressed by officers of the Company, the officers will bring the matter to the attention of the Board of Directors.

Corporate Governance

The Company has adopted a Code of Ethics for the CEO and Senior Financial Officers, as well as a Code of Conduct that applies to all directors, officers and employees.  Our corporate governance materials, including our Code of Conduct and our Code of Ethics for the CEO and Senior Financial Officers, are available on our website at www.bacterin.com (click “Investors” and “Corporate Governance”).

Committees

Our Board has the following committees and committee members (all of whom are independent directors):

Audit	Compensation	Nominations & Corporate Governance
Mr. Lopach, Chair	Mr. Swanson, Chair	Mr. Wickwire, Chair
Mr. Swanson	Mr. Lopach	Mr. Swanson
Mr. Wickwire

All committee charters are posted on our website at www.bacterin.com (click “Investors” and “Corporate Governance”).  A description of each Committee's function and number of meetings during fiscal 2010 follows.

Audit Committee

The purpose of the Audit Committee is to assist the oversight of our Board of Directors of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of the Company’s independent auditor and internal audit function. The primary responsibilities of the Audit Committee are set forth in its charter, and include various matters with respect to the oversight of the Company’s accounting and financial reporting process and audits of the financial statements of the Company. The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of the Company; reviews the proposed scope of such audit; reviews accounting and financial controls of the Company with the independent auditor and our financial accounting staff; and reviews and approves transactions between the Company and directors, officers, and affiliates.

The Audit Committee currently consists of Messrs. Lopach, Swanson and Wickwire, each an independent director. Mr. Lopach serves as the Chairman of the Audit Committee. The Board of Directors has determined that Messrs. Lopach and Swanson (whose backgrounds are detailed above) each qualify as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC.  The Audit Committee met 2 times during 2010.

Report of the Audit Committee

The Audit Committee has (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and (iii) received written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.  Based on the review and discussions referred to Regulation S-K Item 407 (d)(3)(i)(A)-(C), the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2010 Annual Report on Form 10-K.

Respectfully submitted,

Michael Lopach
Kent Swanson
Jon Wickwire

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended, or the Exchange Act of 1934, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

Compensation Committee

The primary purposes of the Compensation Committee are to determine or recommend the compensation of our CEO and other executive officers and to oversee the administration of the Bacterin International Equity Incentive Plan.  Our Compensation Committee currently consists of Kent Swanson and Michael Lopach, each of whom is an independent director.  The Compensation Committee met 2 times during 2010.

Nominations and Corporate Governance Committee

The purposes of the Nominations and Corporate Governance Committee include the selection or recommendation to our Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of our Board of Directors, the oversight of the evaluations of our Board of Directors and management, and the development and recommendation to our Board of Directors of a set of corporate governance principles applicable to our company.

In identifying and evaluating candidates for membership on the Board of Directors, the Nominations and Corporate Governance Committee may take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the candidate would fill a present need on the Board of Directors.  The Nominations and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by shareholders because the Board of Directors has not considered such a policy necessary for the Company in the past, especially since this is the Company’s first annual meeting as a publicly traded company. In the future, the Nominations and Corporate Governance Committee will consider director candidates recommended by shareholders in accordance with the proxy rules.

The Nominations and Corporate Governance Committee currently consists of Messrs. Wickwire and Swanson, each of whom is an independent director. Mr. Wickwire serves as the Chairman of the Nominations and Corporate Governance Committee.  The Nominations and Corporate Governance Committee met 2 times in 2010.

Director Compensation

During 2010, we were re-evaluating our Director compensation policy, and with the exception of a continued service grant of 25,000 shares of restricted stock to Mr. Swanson, no Director compensation was paid during 2010. Effective March 23, 2011, the Board adopted a new Director compensation policy whereby new Board members will receive options to purchase 50,000 shares of our common stock, vesting after one year, with an exercise price of the closing price of our common stock on the date of grant.  Following the first year of service, Board members will receive an annual continued service grant of options to purchase 30,000 shares with an exercise price of the closing price for our common stock on the date of grant.  Directors will also receive an annual retainer of $40,000 per year, the Audit Committee Chair will receive an additional $10,000 per year, and the other Committee Chairs will receive an additional $3,500 per year.  New member grants for Directors who joined in 2010 will be reflected in our 2011 Director Compensation Table, since no new member grants were made in 2010.

Director Compensation

Name	Fees Earned or Paid in Cash (1)	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Mitch Godfrey
Kent Swanson		40,000					40,000
Steve Warnecke (2)
Ken Calligar (3)
Daniel Frank (3)
Gary Simon (4)
Michael Lopach (5)
Jon Wickwire (5)

(1)
During 2010 we were re-evaluating our Director compensation policy and, except for a continued service grant to Kent Swanson in accordance with our prior policy, no grants were made during 2010.  Our new Director compensation policy is described in the text above the Director compensation table.

(2)	Mr. Warnecke resigned as a director effective May 22, 2010.

(3)	Ken Calligar and Daniel Frank served as directors from June 30, 2010 to October 15, 2010.

(4)	Gary Simon served as a director from June 30, 2010 to October 19, 2010.

(5)	Michael Lopach and Jon Wickwire became members of the Board on October 21, 2010.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Guy Cook, our President and Chief Executive Officer, serves as a board member of West Coast Tissue Services and American Donor Services.  Both of these entities recover tissue from donors.  We reimburse them for their recovery fees, which are comprised primarily of labor costs.  This relationship benefits us, and thus Mr. Cook, as these entities provide us with donors, thus insuring that we have a pipeline of current and future donors, which is necessary to our success.  Mr. Cook’s wife performs the bookkeeping and accounting for American Donor Services.  She was paid $60,126 in 2009 for her services, but received no compensation in 2006-2008 or 2010 for her services.  Mr. Cook is not involved in the day to day operations of either entity and does not receive any compensation for his board service from either entity.

Concurrently with the closing of the Reverse Merger and the private placement on June 30, 2010, we repurchased and cancelled, 4,319,404 shares of our common stock from Jennifer Jarvis, our former director, chief executive officer and chief financial officer, for aggregate consideration of $100 and certain other good and valuable consideration.

Convertible Capital, a firm where one of our former directors, Ken Calligar, is a principal, arranged for Mr. Calligar’s two daughters and two other individuals to purchase approximately $225,000 of bridge financing indebtedness which did not convert in our June 2010 private placement.  The debt was purchased from five holders of such debt based on the understanding that the purchasers would thereafter be permitted to convert such indebtedness on the same terms as if they had converted the debt in our 2010 private placement transaction. Ken Calligar was entitled to all of the warrants associated with the conversions by the purchasers.

With unanimous approval of the disinterested directors, the following board members invested the following amounts in the Company’s recent private placement offering on the same terms as outside third parties: Guy Cook $500,000, Kent Swanson $147,500, and Michael Lopach $150,000.  The Company raised a total of $3,027,504 in the private placement, which was priced at market value on the date each additional listing application was submitted to the NYSE Amex for approval, and investors also received 40% warrant coverage with a six month holding period and an exercise price at market value.

Unless delegated to the Compensation Committee by the Board of Directors, the Audit Committee reviews and approves all related party transactions and reviews and makes recommendations to the full Board of Directors, or approves, any contracts or other transactions with current or former executive officers of our company, including consulting arrangements, employment agreements, change-in-control agreements, termination arrangements, and loans to employees made or guaranteed by our company.  Disinterested Directors review and approve related party transactions involving Audit committee members.

Family Relationships

There are no family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, no director or officer of the Company has been involved in any of the following: (1) any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Adverse Proceedings

As of the date of this proxy statement, there are no material proceedings to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of May 23, 2011, by (a) each of our directors and executive officers, (b) all of our directors and executive officers as a group, and (c) each person who is known by us to beneficially own 5% or more of our common stock.

Name (1)	Number of Shares Beneficially Owned (2)		Percentage of Shares Beneficially Owned (3)

Executive Officers and Directors:
Guy S. Cook	13,231,765	(4)	34.75%
Mitchell Godfrey	975,133	(5)	2.56%
Kent Swanson	521,065	(6)	1.37%
Michael Lopach	50,847	(7)	*
Jon Wickwire	361,489	(8)	0.95%
John P. Gandolfo	59,943	(9)	*
Jesus Hernandez	558,000	(10)	1.47%
All executive officers and directors as a group (7 persons)	15,758,242		41.39%

*	Less than 1% of outstanding shares of common stock.

(1)	The address of each person is c/o Bacterin International, Inc., 600 Cruiser Lane, Belgrade Montana 59714.

(2)
Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire those shares within 60 days after May 23, 2011, by the exercise or conversion of any warrant, stock option or convertible preferred stock. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(3)
The calculation in this column is based upon 38,076,859   shares of common stock outstanding on May 23, 2011. The shares of common stock underlying warrants and stock options are deemed outstanding for purposes of computing the percentage of the person holding them, but are not deemed outstanding for the purpose of computing the percentage of any other person.

(4)
Includes (a) 25,000 shares of our common stock issuable to Sue Cook, Mr. Cook’s spouse and our head of human resources, upon the exercise of stock options previously granted by Bacterin under its 2004 Stock Incentive Plan, and (b) warrants to purchase 104,594 shares of our common stock.

(5)
Includes (a) 50,666 shares of common stock owned by Mr. Godfrey’s spouse, and (b) 250,000 shares of our common stock issuable to Mr. Godfrey upon the exercise of stock options previously granted by Bacterin under its 2004 Stock Incentive Plan.

(6)
Includes (a) 200,000 shares held by a family limited partnership, (b) 69,842 shares of our common stock issuable upon the exercise of warrants previously issued in connection with the conversion of certain debt, and (c ) 30,000 shares issuable to Mr. Swanson upon the exercise of stock options granted under our Bacterin International Equity Incentive Plan.

(7)	Includes 33,898 shares held indirectly by a 401(k) plan.

(8)	Includes (a) 215,397 shares of common stock held by family trusts and family members, and (b) warrants to purchase 51,458 shares of common stock held by family trusts.

(9)
Includes (a) 50,000 shares of our common stock issuable to Mr. Gandolfo upon the exercise of stock options granted under our Bacterin International Equity Incentive Plan, and (b) 9,943 shares held by Mr. Gandolfo’s IRA.

(10)	Represents shares of our common stock issuable to Mr. Hernandez upon the exercise of stock options previously granted by Bacterin under its 2004 Stock Incentive Plan.

Economic Ownership; Stock Ownership Guidelines

Because the table above is limited to shares that are owned or which the person has the right to acquire within 60 days, it does not present a complete view of the economic exposure our directors and executive officers have to the Company’s common stock.  Excluded from the table above are unvested stock options and unvested warrants which will become vested more than 60 days from May 23, 2011.

EXECUTIVE OFFICERS

The following table sets for the certain information concerning each of our executive officers:

Name	Age	Position
Guy S. Cook	47	President, Chief Executive Officer and Director
John P. Gandolfo	50	Chief Financial Officer, Treasurer and Secretary
Jesus Hernandez	55	Vice President – Biologics
Darrel Holmes	57	Vice President – Medical Devices

The business experience of our executive officers for the past five years (and, in some instances, for prior years) is summarized below.

Guy Cook, Chairman of the Board, Chief Executive Officer, President and Chief Scientific Officer, is considered an international expert in biofilm science and its application. He is widely published and has been invited to speak at many prominent biofilm conferences, including the “Anti-Infective Materials” Seminar in Tokyo and the FDA-CDRH Antimicrobial Device Efficacy Testing Seminar. Mr. Cook started his career as a product specialist in the Image Analysis Department for Laboratory Equipment Company in Chicago. He later became President of Delta Resources in Crystal Lake, Illinois, which specialized in developing customized image analysis solutions for the academic community. In 1996, he moved to Montana and worked as a Confocal Microscopist for the Center for Biofilm Engineering at the Montana State University where he developed several proprietary testing models for the medical device industry. Mr. Cook attended the University of Indiana and received Bachelor of Science degrees in Finance and Economics.

John P. Gandolfo, Chief Financial Officer, joined Bacterin as its interim Chief Financial Officer on a part-time basis, effective June 4, 2010, and filled this position full time commencing on July 6, 2010.  Mr. Gandolfo has 25 years of experience as chief financial officer of rapidly growing private and publicly held companies with a primary focus in the life sciences, healthcare and medical device areas.  Mr. Gandolfo has had direct responsibility over capital raising, including four public offerings, financial management, mergers and acquisition transactions and SEC reporting throughout his professional career.  Prior to joining Bacterin, Mr. Gandolfo served as the Chief Financial Officer for Progenitor Cell Therapy LLC, a leading manufacturer of stem cell therapies. Prior to joining Progenitor, Mr. Gandolfo served as the Chief Financial Officer for Power Medical Interventions, Inc., a publicly held developer and manufacturer of computerized surgical stapling and cutter systems, from January 2007 to January 2009.  Prior to joining PMI, Mr. Gandolfo was the Chief Financial Officer of Bioject Medical Technologies, Inc., a publicly held supplier of needle-free drug delivery systems to the pharmaceutical and biotechnology industries, from September 2001 to May 2006, and served on the Bioject’s Board of Directors from September 2006 through May 2007. Prior to joining Bioject, Mr. Gandolfo was the Chief Financial Officer of Capital Access Network, Inc., a privately held specialty finance company, from 2000 through September 2001, and Xceed, Inc., a publicly held Internet consulting firm, from 1999 to 2000. From 1994 to 1999, Mr. Gandolfo was Chief Financial Officer and Chief Operating Officer of Impath, Inc., a publicly held, cancer-focused healthcare information company. From 1987 through 1994, he was Chief Financial Officer of Medical Resources, Inc., a publicly held manager of diagnostic imaging centers throughout the United States.  A graduate of Rutgers University, Mr. Gandolfo is a certified public accountant (inactive status) who began his professional career at Price Waterhouse.

Jesus Hernandez, Vice President of Biologics, began his career as the Director of the Organ and Tissue Bank at University of California, Irvine Medical Center. He has over 20 years of organ and tissue banking experience, including having served as Chief Operating Officer and Chief Executive Officer for two national tissue banks.  Mr. Hernandez served as the Chief Operating Officer of Bone Bank Allografts from November 1997 to April 2005.  He has been an advisor for various committees including the United Network for Organ Sharing, Association of Organ Procurement Organizations, North American Transplant Coordinators Organization, American Association of Tissue Banks and served as a board member of the World Children’s Transplant Fund. Mr. Hernandez graduated from the University of California, Irvine.  Mr. Hernandez has served in his current position since April 2005.

Darrel Holmes, Vice President of Medical Devices, joined Bacterin in 2003 as Director of Operations. Mr. Holmes started his career as chemist and later Director of Operations for ICL Scientific. He later worked for Hycor Medical as the Director of Manufacturing, and then as Director of Operations at Stratagene Cloning Systems. Mr. Holmes moved to Montana and became the President of Big Spring Water in Bozeman. He holds several certificates including Environmental Inspector with the Environmental Assessment Association and is a Hazardous Materials Specialist. Mr. Holmes attended California State University at Long Beach and graduated with a Bachelor’s Degree in Biology. He has over 25 years of Technical Operations experience in the medical device and diagnostics industries.

Potential Payments Upon Termination or Change-in-Control

Except for Mr. Gandolfo’s employment agreement described below, we currently have no employment agreements with any of our named executive officers  which have payments upon termination or change in control, nor any compensatory plans or arrangements that provide for any payments or benefits upon the resignation, retirement or any other termination of any of our named executive officers, as the result of a change in control, or from a change in any named executive officer’s responsibilities following a change in control.

Pursuant to the terms of Mr. Gandolfo’s employment agreement, if Mr. Gandolfo’s employment with our company is terminated by us in connection with a “Change of “Control” (as defined therein), all of Mr. Gandolfo’s stock options will vest and Mr. Gandolfo shall be eligible to receive 12 months’ salary as severance, if he has delivered to us a complete release of any claims against us in form and substance reasonably satisfactory to us and if Mr. Gandolfo has not breached any section of his employment agreement.  Mr. Gandolfo’s current salary under the employment agreement is $290,000 per year.  The severance payments payable to Mr. Gandolfo will be paid biweekly through automatic deposits; provided that the initial payment of any severance hereunder shall begin on the eighth day after Mr. Gandolfo has signed the aforementioned release.  A “Change of Control” is defined in Mr. Gandolfo’s employment agreement to consist of either Guy Cook no longer serving as the Chief Executive Officer or a sale of all or substantially all of the assets of the Company. In addition, if Mr. Gandolfo’s employment is terminated without “cause,” Mr. Gandolfo will be entitled to receive his base salary for six months.

EXECUTIVE COMPENSATION

The table below summarizes the compensation earned for services rendered to Bacterin International Holdings, Inc. f/ka/ K-Kitz, Inc. and Bacterin International, Inc. in all capacities, for the fiscal years indicated, by its Chief Executive Officer and two most highly-compensated officers other than the Chief Executive Officer.

Name and Principal Position	Year	Salary	Bonus		Stock Awards	Option Awards		Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Guy S. Cook (1)	2010	$240,000	$-		$-	$-		$-	$-	$-		$240,000
Chairman of the Board	2009	230,750	40,000	(2)	-	-		-	-	34,897	(2)	305,647
and Chief Executive Officer	2008	249,210			-	-		-	-	23,783		272,993
John Gandolfo (3)	2010	140,000	-		-	1,738,236	(4)	-	-	-		1,878,236
Chief Financial Officer
Jesus Hernandez (1)	2010	255,000	15,000		-	-		-	-	-		270,000
VP - Biologics	2009	236,153	-		-	-		-	-	12,743		248,896
	2008	197,308	27,500							66,983		236,791
Jennifer Jarvis	2010	-	-		-	-		-	-	-		-
Former Director, Chief Executive	2009	-	-		-	-		-	-	-		-
Officer, President and Chief Financial Officer (3)	2008	45,000	-		-	-		-	-	-		45,000

(1)	Each of Mr. Cook and Mr. Hernandez received this compensation in connection with their service to Bacterin International, Inc. our wholly-owned subsidiary through which we now operate our business.

(2)
Mr. Cook’s spouse received 25,000 shares of common stock in connection with our Reverse Merger and is entitled to $10,000, each as of December 31, 2009, for his service on Bacterin’s board of directors for fiscal year 2009, though payment of the $10,000 has been deferred indefinitely.  Although this consideration reflects Bacterin’s past board compensation policy, it does not reflect our current board compensation policy, which is discussed below.

(3)	Mr. Gandolfo joined Bacterin as interim Chief Financial Officer on a part-time basis effective June 4, 2010 and filled the position full time commencing July 6, 2010.

(4)	As outlined in the footnotes to our financial statements in our Annual Report on Form 10-K, the following assumptions were used in the valuation of this option award:
Risk Free Rate of .82%,
Expected Term of 2.5 years,
Volatility of 52%, and
Dividend Yield 0%

(5)	Ms. Jarvis resigned from her position as a director and our Chief Executive Officer, President and Chief Financial Officer, effective June 30, 2010.

The aggregate amount of benefits in each of the years indicated did not exceed the lesser of $50,000 or 10% of the compensation of any named officer.

The following table shows information about Outstanding Equity Awards to Executive Officers as of December 31, 2010

			Option Awards
	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise	Option Expiration
Name	Exercisable	Unexercisable	Options	Price	Date
Guy Cook	-	-	-	-	-
John Gandolfo	-	-	250,000	$1.60	6/3/2020
Jesus Hernandez	500,000	-	-	$1.34	10/10/16
Jesus Hernandez	58,000	-	-	$1.60	5/19/15

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SEC rules require disclosure of those directors, officers and beneficial owners of more than 10% of our common stock who fail to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year. Our directors, officers and 10% holders were not subject to Section 16 during 2010 because our common stock was not registered pursuant to Section 12 until March 4, 2011.  Based solely on review of reports furnished to us and written representations that no other reports were required during the fiscal year ended 2010, all Section 16(a) filing requirements were met.

ITEM THREE—RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

On June 2, 2011, the Audit Committee of our Board of Directors engaged Ehrhardt, Keefe, Steiner & Hottman PC (“EKS&H”) as our independent registered public accounting firm for the fiscal year ending December 31, 2011, and dismissed Child, Van Wagoner & Bradshaw, PLLC (“CVWB”) from that role.  The change in accountants was recommended and approved by the Audit Committee of the Company's Board of Directors.  We are seeking shareholder ratification of the appointment of EKS&H as our independent registered public accounting firm for the fiscal year ending December 31, 2011.  If the stockholders fail to ratify the appointment of EKS&H, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and our stockholders.

The reports of CVWB on the financial statements of the Company as of and for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2010 and 2009 and through the date of dismissal, (i) there were no disagreements with CVWB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of CVWB, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for those periods and (ii) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Prior to filing the foregoing disclosure on Form 8-K, the Company requested that CVWB furnish the Company with a letter addressed to the SEC stating whether it agreed with the disclosure, and if not, stating the respects in which it did not agree. A copy of CVWB’s letter is attached as Exhibit 16.1 to our Form 8-K filed with the SEC on June 3, 2011.

During the fiscal years ended December 31, 2010 and 2009 and through the date the Company engaged EKS&H, neither the Company, nor anyone acting on its behalf, consulted with EKS&H regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that EKS&H concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matters that were either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

We do not expect representatives from EKS&H or CVWB to attend the Annual Meeting.

The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of EKS&H as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Audit and Non-audit Fees

The following table presents fees for professional services performed by Child, Van Wagoner & Bradshaw, PLLC (“CVWB”), our former auditors, for the annual audit of our consolidated financial statements for 2010 and 2009, the review of our interim consolidated financial statements for each quarter in fiscal 2010 and 2009:

	2010	2009
Audit fees	$84,010	$31,505
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. “Tax fees” are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Audit Committee’s Pre-Approval Policy

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax and any other services to be provided by our independent accountants. In situations where it is not possible to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chairman of the Audit Committee to grant pre-approval of auditing, audit-related, tax and all other services. Any pre-approved decisions by the Chairman are required to be reviewed with the Audit Committee at its next scheduled meeting.

The Audit Committee approved 100% of the services provided by CVWB.

ITEM FOUR—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
BACTERIN INTERNATIONAL EQUITY INCENTIVE PLAN

A proposal will be presented at the Annual Meeting to approve the Amended and Restated Bacterin International Equity Incentive Plan attached as Appendix B to this Proxy Statement (the “Plan”) to increase the number of shares of common stock that may be issued under the Plan from 6 million to 9 million shares.  Our Board of Directors has approved this amendment, subject to shareholder approval. Some of the key features Plan are summarized below.

The purpose of the Plan is to enable us to attract, retain and motivate key employees, directors and, on occasion, independent consultants, by providing them with stock options and restricted stock grants. Stock options granted under the incentive compensation plan may be either incentive stock options to employees, as defined in Section 422A of the Internal Revenue Code of 1986, or non-qualified stock options.  The Plan is administered by the compensation committee of our board of directors.  The compensation committee is composed of persons who are both non-employee directors, as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of Section 162(m). All of the members of the compensation committee also meet the director independence criteria established by the NYSE Amex.  The compensation committee has the power to determine the terms of any stock options granted under the plan, including the exercise price, the number of shares subject to the stock option and conditions of exercise.  Stock options granted under the incentive plan are generally not transferable, vest in installments and are exercisable during the lifetime of the optionee only by such optionee.  The exercise price of all incentive stock options granted under the plan must be at least equal to the fair market value of the shares of common stock on the date of the grant.  The specific terms of each stock option grant will be reflected in a written stock option agreement.

Federal Income Tax Consequences

The following summary constitutes a brief overview of the principal U.S. Federal income tax consequences relating to awards that may be granted under the plan based upon current tax laws. This summary is not intended to be exhaustive and does not describe state, local, or foreign tax consequences.

Non-Qualified Stock Options.    A participant will realize no taxable income at the time a non-qualified option is granted under the plan, but generally at the time such non-qualified option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. The company will generally be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of a non-qualified option.

Incentive Stock Options.    A participant will realize no taxable income, and the company will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment and holding period conditions are satisfied, then no taxable income will result upon the exercise of such option and the company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and the company will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a "disqualifying disposition", see below), the excess of the fair market value of the shares over the option exercise price is a preference item that is recognized for alternative minimum tax purposes.  Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a "disqualifying disposition"), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the option price and the fair market value of such shares on the date of exercise of such option. Generally any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a "disqualifying disposition," generally in the fiscal year of such "disqualifying disposition," the Company will be allowed a deduction for Federal income tax purposes in an amount equal to the compensation realized by such participant.

SARs.    A grant of SARs has no federal income tax consequences at the time of grant. Upon the exercise of SARs, the value of the shares and cash received is generally taxable to the grantee as ordinary income, and the company generally will be entitled to a corresponding tax deduction.

Restricted Stock.    A participant receiving restricted stock under the plan may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse, or (ii) makes a special election to pay tax in the year the grant is made. At either time, the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and is subject to income tax withholding. The company receives a tax deduction at the same time and for the same amount taxable to the participant. If a participant elects to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until disposition of the stock.

Restricted Stock Units.    In general, no taxable income is realized by a participant in the plan upon the grant of a restricted stock unit award. Such participant generally would include in ordinary income the fair market value of the award of stock at the time shares of stock are delivered to the participant. The company generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Section 162(m) Limit.    The plan is intended to enable the company to provide certain forms of performance-based compensation to executive officers that will meet the requirements for tax deductibility under Section 162(m). Section 162(m) provides that, subject to certain exceptions, the company may not deduct compensation paid to any one of certain executive officers in excess of $1 million in any one year. Section 162(m) excludes certain performance-based compensation from the $1 million limitation.

New Plan Benefits

There are currently 6 million shares of our common stock authorized to be issued under the Bacterin International Equity Incentive Plan.  At March 31, 2011, we had approximately 772,007 shares available for issuance under the plan, and we are proposing to increase the number of shares authorized under the plan from 6 million to 9 million shares.

The Compensation Committee has the discretion to determine the type, term, conditions and recipients of awards granted under the Plan.  Accordingly, it is not possible to determine the amounts of awards that will be received by any director, officer, employee or consultant under the Plan if approved by shareholders.

On May 23, 2011, the NYSE Amex reported a closing price of $3.27 for our common stock.

Equity Compensation Plan Information

The following table shows information about shares authorized for issuance under the Bacterin International Equity Incentive Plan as of December 31, 2010.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	4,673,243	(1)		$1.38	1,302,257
Equity compensation plans not approved by security holders	N/A		$	N/A	N/A
Total	4,673,243			$1.38	1,302,257

(1) Consists of 3,850,743 shares underlying options and 822,500 shares of restricted stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDED AND RESTATED BACTERIN INTERNATIONAL EQUITY INCENTIVE PLAN.

ADDITIONAL INFORMATION

Shareholder Proposals

Proposals by shareholders that are submitted for inclusion in our proxy statement for our 2012 Annual Meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934 and our bylaws. To be timely under Rule 14a-8, shareholder proposals must be received by our Corporate Secretary at Bacterin International Holdings, Inc., 664 Cruiser Lane, Belgrade, MT 59714 by February 10, 2012.

Householding Information

If you share an address with any of our other stockholders, your household might receive only one copy of our proxy statement, unless you have instructed us otherwise. This delivery method is referred to as "householding" and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single proxy statement to multiple stockholders who share an address. We will deliver upon oral or written request a separate copy of our proxy statement to any stockholder of a shared address to which a single copy of our proxy statement was delivered. If you prefer to receive separate copies of our proxy statement, either now or in the future, or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements for your household, please call us at (406) 388-0480 or send your request in writing to us at the following address: 664 Cruiser Lane, Belgrade, MT 59714, Attention: Corporate Secretary.

OTHER MATTERS

Whether or not you plan to attend the meeting, please vote over the Internet or complete, sign and return the proxy card or voting instruction form sent to you.

Our 2010 Annual Report on Form 10-K, which is not a part of this proxy statement and is not proxy soliciting material, is enclosed.

By Order of the Board of Directors,

/s/ Guy S. Cook
Chairman of the Board of Directors

Belgrade, Montana
June 8, 2011

APPENDIX A

CERTIFICATE OF AMENDMENT OF
THE CERTIFICATE OF INCORPORATION OF
BACTERIN INTERNATIONAL HOLDINGS, INC.

Bacterin International Holdings, Inc. a corporation organized and existing under the laws of the state of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

FIRST: The Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), is hereby amended to authorize the classification of the Board of Directors of the Corporation into three classes with staggered terms.

SECOND:  The Certificate of Incorporation is hereby amended to add the following new Paragraph:

“The affairs of the corporation shall be governed by a Board of Directors. The number of directors of the corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide. Commencing with the annual meeting of stockholders on July 8, 2011, directors shall be divided into three classes, as nearly equal in number as possible, designated as Class I, Class II and Class III. The initial term of office of the Class I directors shall expire on the date of the 2012 annual meeting of stockholders, the initial term of office of the Class II directors shall expire on the date of the 2013 annual meeting of stockholders, and the initial term of office of the Class III directors shall expire on the date of the 2014 annual meeting of stockholders. At each annual meeting of stockholders following such classification and division of the members of the Board of Directors, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, so that the term of office of one class of directors shall expire in each year. Each director shall hold office until the expiration of such director's term of office and until such director's successor shall have been elected and qualified, or until such director's earlier resignation, removal or death. In case of any increase or decrease, from time to time, in the number of directors constituting the whole Board of Directors, the number of directors in each class shall be determined by action of the Board of Directors. A director elected by the remainder of the Board of Directors to fill a vacancy shall hold office for the remainder of the term of the predecessor director and until such director's successor has been elected and qualified, or until such director's earlier resignation, removal or death.”

THIRD:  The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power have voted in favor of the amendment on July 8, 2011.

IN WITNESS WHEREOF, this amendment is effective as of July 8, 2011.

BACTERIN INTERNATIONAL HOLDINGS, INC.

By:
Name:	Guy S. Cook
Title:	President and Chief Executive Officer

APPENDIX B

AMENDED AND RESTATED
BACTERIN INTERNATIONAL
EQUITY INCENTIVE PLAN

ARTICLE I
INTRODUCTION

1.1 Establishment.  Bacterin International Holdings, Inc., a Delaware corporation, hereby amends and restates the Bacterin International Equity Incentive Plan for certain key employees of the Company and certain directors and consultants to the Company.  The Plan permits the grant of incentive stock options within the meaning of Code § 422, non-qualified stock options, restricted stock awards, stock appreciation rights, stock bonuses, restricted stock units and other stock grants to certain key employees of the Company and to certain directors and consultants to the Company.

1.2 Purposes.  The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's shareholders.  The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees, directors, and consultants.

ARTICLE II
DEFINITIONS

2.1 "Affiliated Corporation" means any corporation or other entity that is affiliated with the Plan Sponsor through stock ownership or otherwise, provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an "Affiliated Corporation" means any parent or subsidiary of the Plan Sponsor as defined in Code § 424.

2.2 "Award" means an Option, a Restricted Stock Award, a Stock Appreciation Right, a Restricted Stock Unit, or grants of Stock issued under the Plan.

2.3 "Board" means the Board of Directors of the Plan Sponsor.

2.4 "Cause" shall have the meaning assigned to it by the Participant’s employment agreement, if the Company has entered into an employment agreement with the Participant; otherwise termination for "Cause" shall mean termination of employment as a result of a violation of any Company policy, procedure or guideline, or engaging in any of the following forms of misconduct: conviction of any felony or of any misdemeanor involving dishonesty or moral turpitude; theft or misuse of the Company's property or time; use of alcohol or controlled substances on the Company's premises or appearing on such premises while intoxicated or under the influence of drugs not prescribed by a physician, or after having abused prescribed medications; illegal use of any controlled substance; illegal gambling on the Company's premises; discriminatory or harassing behavior, whether or not illegal under federal, state or local law; willful misconduct; or falsifying any document or making any false or misleading statement  relating to employment by the Company; or injures the economic or ethical welfare of the Company by misconduct or inattention to duties and responsibilities, or fails to meet the Company's performance expectations, as determined by the Company in its sole discretion.

2.5 "Change in Control" occurs on the date that:

(a)
any one person, or more than one person acting as a group, acquires ownership of stock of the Plan Sponsor that, together with stock held by such person or group, constitutes more than 50% of the total Fair Market Value or total voting power of the stock of the Plan Sponsor. However, if any one person or more than one person acting as a group, is considered to own more than 50% of the total Fair Market Value or total voting power of the stock of the Plan Sponsor, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Plan Sponsor (or to cause a change in the effective control of the Plan Sponsor. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Plan Sponsor acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Section.

(b)	there is a change in the effective control of the Plan Sponsor. A change in the effective control of the Plan Sponsor occurs on the date that either:

(i)
Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Plan Sponsor possessing 30% or more of the total voting power of the stock of such corporation; or

(ii)
a majority of members of the Plan Sponsor's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Plan Sponsor's board of directors prior to the date of the appointment or election.

(c)
any one person, or more than one person acting as a group, acquires ownership of assets of the Plan Sponsor that have a gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Plan Sponsor immediately prior to such acquisitions.  For this purpose, gross fair market value means the value of the assets of the Plan Sponsor, or the value of the assets being disposed of, determined without regard to any liabilities associates with the assets.

Persons Acting as a Group. Persons will not be considered to be acting as a group solely because they purchase or own stock of the Plan Sponsor at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

This Section shall be interpreted in accordance with Treasury guidance for the definition of Change in Control under Code § 409A.

2.6 "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

2.7 "Committee" means a committee established under Article X of the Plan which is empowered to take actions with respect to the administration of the Plan.

2.8 "Company" means the Plan Sponsor and the Affiliated Corporations.

2.9 "Disabled" or "Disability" shall have the meaning given to such terms in Code § 22(e)(3).

2.10 "Effective Date" means the effective date of the Plan which is June 7, 2010; however, the adoption of those provisions of the Plan by the Board which relate to the grant of Incentive Options are subject to approval and ratification by the shareholders of the Plan Sponsor within 12 months of the effective date.  Incentive Options granted under the Plan prior to the approval of the Plan by the shareholders of the Plan Sponsor shall be subject to approval of the Plan by the shareholders of the Plan Sponsor.  The Plan was amended and restated effective as of July 8, 2011.

2.11 "Eligible Employees" means the employees (including, without limitation, officers and directors who are also employees) of the Company who are selected for participation in the Plan.  For purposes of the Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Code § 3401.

2.12 "Eligible Individuals" means those consultants to the Company and directors of the Company who are selected by the Committee for participation in the Plan.

2.13 "Fair Market Value" means the closing price, on the Over-The-Counter Bulletin Board (OTCBB), the principal stock exchange or other market on which the Stock is traded, on the trading day preceding the grant date.  If the price of the Stock is not reported on any securities exchange or national market system, the Fair Market Value of the Stock on a particular date shall be as determined by the Committee in good faith by applying any reasonable valuation method permitted under Code § 409A to determine fair market value in accordance with Code § 409A.

2.14 "Incentive Option" means an Option designated as an incentive stock option and granted in accordance with Code § 422.

2.15 "Non-Qualified Option" means any Option other than an Incentive Option.

2.16 "Option" means a right to purchase Stock at a stated or formula price for a specified period of time.  Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

2.17 "Option Agreement" shall have the meaning given to it in Section 4.3.

2.18 "Option Holder" means a Participant who has been granted one or more Options under the Plan.

2.19 "Option Period" shall have the meaning given to it in Section 4.3(c).

2.20 "Option Price" means the price at which each Share subject to an Option may be purchased, determined in accordance with Section 4.3(b).

2.21 "Participant" means an Eligible Employee or Eligible Individual designated by the Committee during the term of the Plan to receive one or more Awards under the Plan.

2.22 "Plan" means the Amended and Restated Bacterin International Equity Incentive Plan.

2.23 "Plan Sponsor" means Bacterin International Holdingsg, Inc. and any successor thereto.

2.24 "Restricted Stock Award" means Stock granted to a Participant that is subject to certain restrictions.

2.25 "Restricted Stock Award Agreement" shall have the meaning given to it in Section 5.2.

2.26 "Restricted Stock Unit" means a hypothetical interest in the value of one Share, denominated in United States dollars.

2.27 "RSU Agreement" shall have the meaning given to it in Section 6.2.

2.28 "RSU Holder" means a Participant who has been granted one or more RSUs under the Plan.  The term “RSU Holder” also includes the beneficiary of a deceased Participant.

2.29 "RSUs" means Restricted Stock Units.

2.30 "SAR Agreement" shall have the meaning given to it in Section 7.3.

2.31 "SAR Holder" means a Participant who has been granted one or more SARs under the Plan.

2.32 "SAR Period" shall have the meaning given to it in Section 7.3(c).

2.33 "SARs" means Stock Appreciation Rights.

2.34 "Section" or "Subsection" means a reference to a section or subsection of the Plan, unless another reference specifically applies.

2.35 "Share" means a share of Stock.

2.36 "Shareholders Agreement" shall have the meaning given to it in Section 12.4.

2.37 "Stock" means the common stock of the Plan Sponsor and any stock issued or issuable subsequent to the Effective Date in substitution for the common stock.

2.38 "Stock Appreciation Right" means the right, granted by the Committee pursuant to the Plan, to receive a payment equal to the increase in the Fair Market Value of a Share subsequent to the grant of such right.

2.39 "Stock Bonus" means either an outright grant of Stock or a grant of Stock subject to and conditioned upon certain employment or performance related goals.

ARTICLE III
PARTICIPATION AND LIMIT ON AWARDS

3.1 Participation.  The Committee shall select the Eligible Employees and Eligible Individuals who are Participants in the Plan.  The Committee shall select the Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives.  The Committee shall select the Eligible Individuals from the non-employee consultants and directors for the Company who are performing services important to the operation and growth of the Company.  Participants may be granted from time to time one or more Awards.

3.2 Limit on Awards.  No Participant shall receive Awards for any calendar year in excess of 2,500,000 Shares and all Awards for all Participants in any calendar year shall not exceed 5,000,000 Shares.

ARTICLE IV
OPTIONS

4.1 Grant of Options. A Participant may be granted one or more Options.  Options shall be granted as of the date specified in the Option Agreement.  The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option.  Only Non-Qualified Options may be granted to Eligible Individuals.  The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times.  Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified.  In no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised. The grant of each Option shall be separately approved by the Committee, and the receipt of one Option shall not result in automatic receipt of any other Option.  Upon determination by the Committee to grant an Option to a Participant, the Committee shall enter into an Option Agreement with the Participant.

4.2 Restrictions on Incentive Options.

(a)
Initial Exercise.  The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan and any other plan of the Company, shall not exceed $100,000.  For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option.  To the extent the Option Holder holds two or more Options which become exercisable for the first time in the same calendar year, the $100,000 limitation shall be applied on the basis of the order in which the Options are granted.  Any Option or portion thereof that exceeds the $100,000 limit shall be treated as a Non-Qualified Option, but only to the extent of such excess.

(b)
Ten Percent Stockholders.   Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding Stock of the Plan Sponsor shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

(c)	No Award of Incentive Options shall be granted after June 6, 2020, the day before the 10th year anniversary of the Effective Date.

4.3 Stock Option Agreements.  Each Option granted under the Plan shall be evidenced by an agreement (an "Option Agreement").  An Option Agreement shall be issued by the Plan Sponsor in the name of the Option Holder and in such form as may be approved by the Committee.  The Option Agreement shall incorporate and conform to the conditions in the Plan as well as any other terms and conditions that are not inconsistent as the Committee may consider appropriate. In the event of any inconsistency between the provisions of the Plan and any Option Agreement, the provisions of the Plan shall govern.

(a)	Number of Shares. Each Option Agreement shall state that it covers a specified number of Shares, as determined by the Committee.

(b)
Option Price. The price at which each Share covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Agreement, and shall not be less than 100% of the Fair Market Value of the Stock on the date the Option is granted.

(c)
Duration of Options. Each Option Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the "Option Period").  The Option Period must end not more than ten years from the date the Option is granted.  If the Option Agreement does not specify the Option Period, the Option Period will end ten years from the date the Option is granted.

(d)
Restrictions on Exercise. The Option Agreement shall also set forth any restrictions on Option exercise during the Option Period, if any, as may be determined by the Committee.  Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.  If the Option Agreement does not specify the period of time over which the Option becomes exercisable, the Option shall become exercisable (vest) 20% on each subsequent anniversary date of the Option grant, so that the Option is 100% exercisable (vested) on the 5th anniversary of the date of the Option grant.

(e)
Termination of Services, Death, or Disability.  The Committee may specify in the Option Agreement the period, if any, after which an Option may be exercised following termination of the Option Holder's services.  If the Option Agreement does not specify the period of time following termination of service during which Options may be exercised, the time periods in this Subsection shall apply.  Once an Option is granted, the Committee may not change the time period during which an Option may be exercised following termination of the Option Holder’s services, unless such a change would not cause additional taxes to be imposed pursuant to Code § 409A.

(i)	Termination for Cause. If the services of the Option Holder are terminated within the Option Period for Cause, as determined by the Company, the Option shall thereafter be void for all purposes.

(ii)
Disability.  If the Option Holder becomes Disabled and terminates services, the Option may be exercised by the Option Holder within six months following the Option Holder's termination of services on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter.  The Option may be exercised only to the extent the Option had become exercisable on or before the date of the Option Holder's termination of services because of Disability.

(iii)
Death.  If the Option Holder dies during the Option Period while still performing services for the Company or within the six month period referred to in (ii) above or the three-month period referred to in (iv) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within six months following the Option Holder's death, (provided that such exercise must occur within the Option Period), but not thereafter.  The Option may be exercised only to the extent the Option had become exercisable on or before the date of the Option Holder's termination of services because of the Option Holder’s death.

(iv)
Termination for Reasons Other than Cause, Disability or Death.  If the Option Holder is no longer employed by the Company or performing services for the Company for any reason other than Cause, Disability or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of termination (provided that the exercise must occur within the Option Period), but not thereafter.  The Option may be exercised only to the extent the Option had become exercisable on or before the date of the Option Holder's termination of services.

4.4 Transferability.  Each Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution.  Each Option is exercisable during the Option Holder’s lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative.  The Committee may, however, provide at the time of grant or thereafter that the Option Holder may transfer a Non-Qualified Option to a member of the Option Holder’s immediate family, a trust of which members of the Option Holder’s immediate family are the only beneficiaries, or a partnership of which members of the Option Holder’s immediate family or trusts for the sole benefit of the Option Holder’s immediate family are the only partners.  Immediate family means the Option Holder’s spouse, issue (by birth or adoption), parents, grandparents, and siblings (including half brothers and sisters and adopted siblings).  During the Option Holder’s lifetime the Option Holder may not transfer an Incentive Option under any circumstances.

4.5 Manner of Exercise.  The method for exercising each Option granted hereunder shall be by delivery to the Plan Sponsor of (1) written notice specifying the number of Shares with respect to which such Option is exercised, (2) payment in full of the exercise price and any liability the Company may have for withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option, (3) representation meeting the requirements of Section 12.1 if requested by the Plan Sponsor, and (4) a Shareholders Agreement meeting the requirements of Section 12.4 if requested by the Plan Sponsor.  The purchase of such Shares shall take place at the principal offices of the Plan Sponsor within thirty days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full. If the Option Price is paid by means of a broker's loan transaction, in whole or in part, the closing of the purchase of the Stock under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Stock upon which the broker's loan was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by the Plan Sponsor regardless of whether or not the sale of the Stock by the broker is closed and settled.  A properly executed certificate or certificates representing the Shares shall be delivered to the Option Holder upon payment.  If Options on less than all shares evidenced by an Option Agreement are exercised, the Plan Sponsor shall deliver a new Option Agreement evidencing the Option on the remaining shares upon delivery of the Option Agreement for the Option being exercised.

4.6 Payment of the Exercise Price.  The exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

(a)           in cash.

(b)	by certified check, cashier's check or other check acceptable to the Plan Sponsor, payable to the order of the Plan Sponsor.

(c)
by delivery to the Plan Sponsor of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Plan Sponsor.  No Option may be exercised by delivery to the Plan Sponsor of certificates representing Stock, unless such Stock has been held by the Option Holder for more than six months.  The Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option under the Plan shall be the Fair Market Value as of the exercise date. The exercise date shall be the day of delivery of the certificates for the Stock used as payment of the Option Price.

(d)
by delivery to the Plan Sponsor of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Plan Sponsor promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder required to pay the Option Price.

4.7 Withholding Requirement.  The Plan Sponsor's obligations to deliver Shares upon the exercise of any Option shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

(a)
Non-Qualified Options.  Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Code §§ 3102 and 3402 and applicable state income tax laws, including payment of such taxes through delivery of Shares or by withholding Stock to be issued under the Option.

(b)
Incentive Options.  If an Option Holder makes a disposition (as defined in Code § 424(c)) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company's principal place of business of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request.  The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Code §§ 3102 and 3402 and applicable state income tax laws.

4.8 Withholding With Stock. The Committee may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Plan Sponsor, or to have the Plan Sponsor withhold from shares otherwise issuable to the Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant.  All elections shall be subject to the approval or disapproval of the Committee.  The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date").  Any such elections by Participants to have Shares withheld for this purpose will be subject to the following restrictions:

(a)           All elections must be made prior to the Tax Date.

(b)           All elections shall be irrevocable.

(c)
If the Participant is an officer or director of the Plan Sponsor within the meaning of Section 16 of the 1934 Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable Rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

4.9 Shareholder Privileges.  No Option Holder shall have any rights as a shareholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in the Plan.

4.10 Change in Control.

(a)
Unless otherwise determined by the Committee (either at the time an Option is granted or by subsequent action), the Options shall not be subject to accelerated vesting at the time of a Change in Control.

(b)
Upon the consummation of a Change in Control, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.  An Option Holder may make an irrevocable election to exercise an Option that is contingent upon and effective as of the effective date of the Change in Control.

(c)
Each Option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Option Holder in consummation of such Change in Control, had the Option been exercised immediately prior to the Change in Control.  Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of the Change in Control and (ii) the exercise price payable per share under each outstanding Option, provided the aggregate exercise price payable for such securities shall remain the same.  To the extent the actual holders of the Company’s outstanding Stock receive cash consideration for their Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per Share in such Change in Control.

(d)
The Committee shall have the discretion, exercisable either at the time the Option is granted or at any time while the Option remains outstanding, to structure one or more Options so that those Options shall automatically accelerate and vest in full upon the occurrence of a Change in Control, whether or not those Options are to be assumed in the Change in Control or otherwise continued in effect.

(e)
The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable $100,000 limitation is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated portion of such Option shall be exercisable as a Non-Qualified Option under the federal tax laws.

ARTICLE V
RESTRICTED STOCK

5.1 Persons Eligible.  The Committee, in its sole discretion, may grant a Participant one or more Restricted Stock Awards consisting of Shares.  The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

5.2 Terms of Award.  The Committee shall determine at the time of the grant of a Restricted Stock Award any other terms that will apply to the Restricted Stock Award. Each Restricted Stock Award granted under the Plan shall be evidenced by a written restricted stock agreement (a “Restricted Stock Award Agreement”).  A Restricted Stock Award Agreement shall be issued by the Plan Sponsor in the name of the Participant and in such form as may be approved by the Committee.  The Restricted Stock Award Agreement shall incorporate and conform to the conditions in the Plan as well as any other terms and conditions that are not inconsistent as the Committee may consider appropriate. In the event of any inconsistency between the provisions of the Plan and any Restricted Stock Award Agreement, the provisions of the Plan shall govern.

(a)	Number of Shares of Restricted Stock. Each Restricted Stock Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee.

(b)
Restrictions. The Restricted Stock Award Agreement shall set forth the vesting restrictions as may be determined by the Committee.  Each Share of Restricted Stock shall vest over such period of time, if any, or upon such events, as determined by the Committee.  If no restrictions are stated in the Restricted Stock Award Agreement, 20% of the Award shall vest on the 1st anniversary of the date of grant and an additional 20% of the Award shall vest on each subsequent anniversary of the date of grant, so that the Award is 100% vested on the 5th anniversary of the date of the Award.

(c)
Termination of Services, Death, or Disability.  Unless the Restricted Stock Award Agreement provides otherwise, if a Participant terminates service for any reason, including death or Disability, the remaining unvested Award at the date of termination shall be forfeited and shall be immediately returned to the Company.

5.3 Privileges of a Stockholder, Transferability.  Subject to the terms of the Restricted Stock Award Agreement, a Participant shall have all voting, dividend, liquidation and other rights with respect to Stock held pursuant to the Restricted Stock Award Agreement upon the Participant's becoming the holder of record of such Stock, except that the Participant may not have the right to sell, encumber, or otherwise transfer such Stock until the restrictions lapse.

5.4 Enforcement of Restrictions.  The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions of this Article and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions of this Article:

(a)	Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

(b)	Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

Any new, substituted, or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested Restricted Stock Award by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the Stock as a class without the Company’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable under the Participant’s Restricted Stock Award Agreement and (ii) such escrow arrangements as the Committee shall deem appropriate.

5.5 Withholding Requirement.  Upon satisfaction of all restrictions under a Restricted Stock Award Agreement, the Participant is subject to and shall be required to pay to the Company all taxes required to be withheld, all government mandated social benefit contributions, and any other payments required to be withheld which are applicable to the Participant.

5.6 Change in Control. Unless otherwise determined by the Committee (either at the time a Restricted Stock Award is granted or by subsequent action), Restricted Stock Awards shall not be subject to accelerated vesting at the time of a Change in Control. Upon the consummation of a Change in Control, any Restricted Stock Award as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated) shall be forfeited, and all Shares related thereto shall be immediately returned to the Company, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

The Committee shall have the discretion, exercisable either at the time the Restricted Stock Award is granted or at any time while the Restricted Stock Award remains outstanding, to structure one or more Restricted Stock Awards so that those Restricted Stock Awards shall automatically accelerate and vest in full upon the occurrence of a Change in Control, whether or not those Restricted Stock Awards are to be assumed in the Change in Control or otherwise continued in effect.

ARTICLE VI
RESTRICTED STOCK UNITS

6.1 Grant of RSUs.  A Participant may be granted one or more Restricted Stock Units as determined by the Committee.  Restricted Stock Units shall be granted as of the date specified in the RSU Agreement. RSUs granted may be 100% vested on the date the Award is granted, or they may be subject to a vesting schedule.  Each Award shall be separately approved by the Committee, and the receipt of one Award shall not result in automatic receipt of any other Award. Upon determination by the Committee to grant Restricted Stock Units to a Participant, the Company, by action of the Committee, shall enter into an RSU Agreement with the Participant.

6.2 RSU Agreements.  Each Award granted under the Plan shall be evidenced by a written restricted stock unit agreement (an "RSU Agreement").  An RSU Agreement shall be issued by the Plan Sponsor in the name of the Participant to whom the Award is granted and in such form as may be approved by the Committee. The RSU Agreement shall incorporate and conform to the conditions in the Plan as well as any other terms and conditions that are not inconsistent as the Committee may consider appropriate.

(a)	Number of RSUs. Each RSU Agreement shall state that it covers a specified number of RSUs, as determined by the Committee.

(b)
Restrictions. The RSU Agreement shall set forth the vesting restrictions as may be determined by the Committee.  Each RSU shall vest over such period of time, if any, or upon such events, as determined by the Committee, in a manner that does not cause adverse tax consequences under Code § 409A.  If no restrictions are stated in the RSU Agreement, 20% of the Award shall vest on the 1st anniversary of the date of grant and an additional 20% of the Award shall vest on each subsequent anniversary of the date of grant, so that the Award is 100% vested on the 5th anniversary of the date of the Award.

(c)
Termination of Services, Death, or Disability.  Unless the RSU Agreement provides otherwise, if a Participant terminates service for any reason, including death or Disability, the remaining unvested Award at the date of termination shall be forfeited and shall be immediately returned to the Company.

6.3 Non-Transferability of RSUs.  No RSU shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy.  In the event of an RSU Holder's death, an RSU Holder's RSUs shall be automatically transferred to the RSU Holder's beneficiary designated in accordance with Section 6.4, or if the RSU Holder did not designate a beneficiary, or if no beneficiary survives the RSU Holder, the RSU Holder's legal representatives, heirs or legatees.

6.4 Designation of Beneficiary.  Each RSU Holder may designate one or more beneficiaries (who may be designated contingently or successively) to whom the RSU payment is payable in the event of the RSU Holder's death.  Each designation will automatically revoke any prior designations by the same RSU Holder.  The beneficiary designation shall be in writing on a form prescribed by the Committee.  Any beneficiary designation will be effective as of the date on which the written designation is received by the Committee during the lifetime of the RSU Holder.  If the RSU Holder does not designate a beneficiary, or if a beneficiary does not survive the RSU Holder, the cash payment (or the portion of the cash payment attributable to a deceased beneficiary) shall be payable to the RSU Holder’s estate.

6.5 Redemption of RSUs.  As of the date an RSU is vested, the Company shall redeem the RSU. In no event shall the redemption of RSUs granted under one RSU Agreement affect the redemption of any RSUs under the same RSU Agreement or any other RSU Agreement or affect the number of RSUs which may be redeemed. Following redemption of all RSUs granted under an RSU Agreement, the RSU Agreement shall be terminated.

(a)
Amount of RSU Payment. If the RSU Agreement specifies that payment of the RSU shall be made in cash, the Plan Sponsor (or the Affiliated Corporation utilizing the services of the RSU Holder) shall make a cash payment for each RSU equal to the Fair Market Value of a Share on the date the RSU is vested, less any withholdings (as determined under Section 6.7). If the RSU Agreement specifies that payment of the RSU shall be made in Shares, the Plan Sponsor (or the Affiliated Corporation utilizing the services of the RSU Holder) shall deliver one Share for each RSU to the RSU Holder, less any withholdings (as determined under Section 6.7).  The Plan Sponsor has the right to reduce any payment due under the Plan by any amounts owed by the RSU Holder to the Company. The amount of any cash payment shall be calculated and paid in United States dollars.

(b)
Timing of Payment.  Unless the RSU Agreement provides otherwise, the Plan Sponsor (or the Affiliated Corporation utilizing the services of the RSU Holder) shall make any cash payment in a single sum payment as soon as administratively practicable (in accordance with procedures established by the Committee) after the receipt by the Plan Sponsor of all representations requested by the Committee pursuant to Section 12.1, but in no event later than the 15th day of the third month following the end of the calendar year in which the RSU vests.  Unless the RSU Agreement provides otherwise, the Plan Sponsor (or the Affiliated Corporation utilizing the services of the RSU Holder) shall deliver any Stock payment as soon as administratively practicable (in accordance with procedures established by the Committee) after the receipt by the Plan Sponsor of all representations requested by the Committee pursuant to Article XI, but in no event later than the 15th day of the third month following the end of the calendar year in which the RSU vests.

(c)	Cancellation of RSUs Redeemed. Upon redemption of an RSU, the RSU Holder no longer has any rights to any increase in value of the RSU, and the Participant's RSUs which were redeemed are canceled.

6.6 Cancellation of RSUs Upon Termination of Service.

(a)
Termination of Services for Any Reason.  If an RSU Holder voluntarily terminates service or is terminated involuntarily from service for any reason other than death (including retirement or disability), all unvested RSUs shall be forfeited.

(b)
Definition of Termination of Services.  Termination of services occurs as of the first day on which the RSU Holder is no longer performing services for the Company or any entity related to the Company.  Whether an RSU Holder has terminated service shall be determined by the Committee in its sole discretion.

6.7 Withholding Requirement.  All payments under the Plan are subject to withholding of all taxes, government mandated social benefit contributions, or other payments required to be withheld which are applicable to the RSU Holder.

6.8 No Equity Holder Privileges.  No RSU Holder shall have any privileges as an equity holder with respect to any RSUs.

6.9 Change in Control. Unless otherwise determined by the Committee (either at the time a RSU is granted or by subsequent action that does not cause adverse tax consequences under Code § 409A), RSUs shall not be subject to accelerated vesting at the time of a Change in Control. Upon the consummation of a Change in Control, any RSU as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated) shall be forfeited, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

The Committee shall have the discretion at the time the RSU is granted (or at any time the RSU remains outstanding, if the action subsequent to the grant date does not cause adverse tax consequences under Code § 409A) to structure one or more RSUs so that those RSUs shall automatically accelerate and vest in full upon the occurrence of a Change in Control, whether or not those RSUs are to be assumed in the Change in Control or otherwise continued in effect.

ARTICLE VII
STOCK APPRECIATION RIGHTS

7.1 Persons Eligible.  The Committee, in its sole discretion, may grant a Participant one or more Stock Appreciation Rights.

7.2 Types of Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights that are settled in cash under the Plan, or Stock Appreciation Rights that are settled in Stock.

7.3 Terms of Grant.  The Committee shall determine at the time of the grant of a Stock Appreciation Right the time period during which the Stock Appreciation Right may be exercised, the type of Stock Appreciation Right being granted, and any other terms that will apply to the Stock Appreciation Right.  Each Stock Appreciation Right granted under the Plan shall be evidenced by a written stock appreciation right agreement (a “SAR Agreement”).  A SAR Agreement shall be issued by the Plan Sponsor in the name of the SAR Holder and in such form as may be approved by the Committee.  The SAR Agreement shall incorporate and conform to the conditions in the Plan as well as any other terms and conditions that are not inconsistent as the Committee may consider appropriate. In the event of any inconsistency between the provisions of the Plan and any Option Agreement, the provisions of the Plan shall govern.

(a)	Number of SARs. Each SAR Agreement shall state that it covers a specified number of Stock Appreciation Rights, as determined by the Committee.

(b)
Stock Price for Determining Appreciation.  Each SAR Agreement shall state the Fair Market Value of a Share from which appreciation of the SAR will be measured. The Stock price specified shall not be less than 100% of the Fair Market Value of the Stock on the date the SAR is granted.

(c)
Duration of SARs.  Each SAR Agreement shall state the period of time, determined by the Committee, within which the SAR may be exercised by the SAR Holder (the "SAR Period").  The SAR Period must end not more than ten years from the date the SAR is granted.  If no SAR Period is stated in the SAR Agreement, the SAR Period shall end on the day immediately preceding the 10th anniversary of the date of grant.

(d)
Restrictions on Exercise.  The SAR Agreement shall also set forth any restrictions on SAR exercise during the SAR Period, if any, as may be determined by the Committee.  Each SAR shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.  If the SAR Agreement does not specify the period of time over which the SAR becomes exercisable, the SAR shall become exercisable (vest) 20% on each subsequent anniversary date of the SAR grant, so that the SAR is 100% exercisable (vested) on the 5th anniversary of the date of the SAR grant.

(e)
Termination of Services, Death, or Disability.  The Committee may specify the period, if any, after which an SAR may be exercised following termination of the SAR Holder's services in the SAR Agreement.  If the SAR Agreement does not specify the period of time following termination of service during which SARs may be exercised, the time periods in this Subsection shall apply.  Once a SAR is granted, the Committee may not change the time period during which a SAR may be exercised following termination of the SAR Holder’s services, unless such a change would not cause additional taxes to be imposed pursuant to Code § 409A.

(i)	Termination for Cause. If the services of the SAR Holder are terminated within the SAR Period for Cause, as determined by the Company, the SAR shall thereafter be void for all purposes.

(ii)
Disability.  If the SAR Holder becomes Disabled and terminates services, the SAR may be exercised by the SAR Holder within six months following the SAR Holder's termination of services on account of Disability (provided that such exercise must occur within the SAR Period), but not thereafter.  The SAR may be exercised only with respect to the extent the SAR had become exercisable on or before the date of the SAR Holder's termination of services because of Disability.

(iii)
Death.   If the SAR Holder dies during the SAR Period while still performing services for the Company or within the six month period referred to in (ii) above or the three-month period referred to in (iv) below, the SAR may be exercised by those entitled to do so under the SAR Holder's will or by the laws of descent and distribution within six months following the SAR Holder's death, (provided that such exercise must occur within the SAR Period), but not thereafter.  The SAR may be exercised only to the extent the SAR had become exercisable on or before the date of the SAR Holder's termination of services because of the SAR Holder’s death.

(iv)
Termination for Reasons Other than Cause, Disability or Death.  If the SAR Holder is no longer employed by the Company or performing services for the Company for any reason other than Cause, Disability or the SAR Holder's death, the SAR may be exercised by the SAR Holder within three months following the date of termination (provided that the exercise must occur within the SAR Period), but not thereafter.  The SAR may be exercised only to the extent the SAR had become exercisable on or before the date of termination of services.

7.4 Exercise of Stock Appreciation Rights. Upon vesting in a Stock Appreciation Right, a Participant shall be permitted to exercise the Stock Appreciation Right at any time prior to the date the Stock Appreciation Right expires.  The effective date of exercise of a Stock Appreciation Right is the date on which the Company receives notice from the Participant of the exercise of the Stock Appreciation Right. Upon the exercise of one or more Stock Appreciation Rights settled in Stock, the Company will issue to the Participant the number of whole Shares determined by dividing (i) the number of Stock Appreciation Rights being exercised, multiplied by the difference in the Fair Market Value of one Share on the exercise date of the Stock Appreciation Right and the Fair Market Value of one Share on the grant date in the Stock Appreciation Right by (ii) the Fair Market Value of one Share on the exercise date.  Upon exercise of one or more Stock Appreciation Rights settled in cash, the Company shall make a cash payment to the Participant in an amount equal to the total number of vested Stock Appreciation Rights, multiplied by the difference in the Fair Market Value of one Share on the grant date of the Stock Appreciation Right and the Fair Market Value of one Share on the date of exercise, less any withholdings.
7.5 Withholding Requirement.  All payments under the Plan are subject to withholding of all taxes, government mandated social benefit contributions, or other payments required to be withheld which are applicable to the Participant.

7.6 Effect of Exercise.  The exercise or cash-out of a Stock Appreciation Right will result in an equal reduction in the number of Stock Appreciation Rights that were granted.

7.7 No Equity Holder Privileges.  No holder of a Stock Appreciation Right shall have any privileges as an equity holder with respect to any Stock Appreciation Rights.

7.8 Change in Control. Unless otherwise determined by the Committee (either at the time a SAR is granted or by subsequent action), SARs shall not be subject to accelerated vesting at the time of a Change in Control. Upon the consummation of a Change in Control, any SAR as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated) shall be forfeited, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

The Committee shall have the discretion, exercisable either at the time the SAR is granted or at any time while the SAR remains outstanding, to structure one or more SARs so that those SARs shall automatically accelerate and vest in full upon the occurrence of a Change in Control, whether or not those SARs are to be assumed in the Change in Control or otherwise continued in effect.

ARTICLE VIII
STOCK BONUSES AND OTHER COMMON STOCK GRANTS

The Committee may award Stock Bonuses to such Participants, subject to such conditions and restrictions, as it determines in its sole discretion.  Stock Bonuses may be either outright grants of Stock, or may be grants of Stock subject to and conditioned upon certain employment or performance related goals.

From time to time during the duration of this Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire Shares, whether by purchase, outright grant, or otherwise.  Any such arrangements shall be subject to the general provisions of this Plan and all Shares issued pursuant to such arrangements shall be issued under this Plan.

ARTICLE IX
PERFORMANCE AWARDS

9.1 Performance-Based Awards. The Company intends that performance-based Awards to certain Eligible Employees will satisfy the performance-based compensation requirements of Code § 162(m) so that the Company may deduct any compensation paid under the Plan for federal income tax purposes without limitation under Code § 162(m).  If any provision of this Plan or any Award Agreement would otherwise frustrate or conflict with such intent, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict.

9.2 Grants of Performance-Based Awards. The Committee may grant Performance Awards that grant a specific number of Options, SARs, shares of Restricted Stock, or Restricted Stock Units that vest in whole or in part upon satisfaction of specified performance goals.  The Committee may also grant Awards that require the Committee to grant a specific number of shares of Stock, Options, SARs, shares of Restricted Stock, or Restricted Stock Units upon satisfaction of specified performance goals.  The Committee shall, in its sole discretion, determine: (a) the type of performance-based Awards to be made, (b) the time at which performance-based Awards are to be made, (c) the time at which the performance-based Awards vest or shares are granted under performance-based Awards, (d) actual performance against targets for purposes of performance-based Award vesting or granting of Awards, (e) specific weighing of the components of performance-based Award vesting or grants, and (f) establish such other terms under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall have the full and exclusive right to grant and determine terms and conditions of all performance-based Awards granted under the Plan. The performance goal or goals for a Performance Award shall be established in writing at the time the Performance Award is granted.  The Committee shall have no power to increase a performance-based Award that has been granted, but shall have the power to decrease a performance-based Award.

9.3 Award Agreements. Award Agreements that are intended to comply with Code § 162(m) shall specify the target number of Shares for the Participant.  The maximum vesting for a performance-based Award shall be 100% of the Award.  No performance-based Award shall entitle the Participant to receive more than the maximum number of Shares in any calendar year set forth in Article III.  Performance-based Awards to all Participants for any calendar year shall not exceed the maximum number of Shares set forth in Article III.

9.4 Preestablished Performance Goals.  The performance criteria for any Award that is intended to satisfy the requirements for “performance-based compensation” under Code § 162(m) shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Performance Award is granted. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually or in any combination, applied to either the Company as a whole or to a business unit or Affiliated Corporation, either individually or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the performance-based Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital,  (q) product release schedules, and (r) new product innovation. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Securities Exchange Act filings.

9.5 Committee Certification. Notwithstanding satisfaction of any Qualifying Performance Criteria, the number of Stock, Options, SARs, or RSUs under a performance-based Award to be granted or vested on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. The Participant shall not be entitled to vest in or be granted any portion of a performance-based Award until the Committee certifies in writing that the Holder has met his or her specific performance goals and determines the portion of the performance-based Award which is to be vested or granted.

ARTICLE X
PLAN ADMINISTRATION

10.1 Committee.  The Plan shall be administered by a Committee appointed by and serving at the pleasure of the Board of Directors, consisting of not less than two Directors (the "Committee") and, at any time when the Plan Sponsor is a publicly held corporation, consisting solely of outside Directors (within the meaning of Code § 162(m)(4)(C)(i)). The Board of Directors may from time to time remove members from or add members to the Committee, and vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. At any time when the Plan Sponsor is a publicly held corporation, the Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934 (the "1934 Act") and to permit Awards to comply with the performance based compensation exception of Code § 162(m).  Members of the Committee and any subcommittee or special committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

10.2 Committee Meetings and Actions.  The Committee shall hold meetings at such times and places as it may determine.  A majority of the members of the Committee shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Committee shall be the acts of the Committee and shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

10.3 Powers of Committee.  In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Individuals, determine the Awards to be made pursuant to the Plan, and the time at which such Awards are to be made, fix the exercise price, period and manner in which an Option or SAR becomes exercisable, and establish such other terms under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan.  The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Plan Sponsor and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Committee shall have the full and exclusive right to grant and determine terms and conditions of all Awards granted under the Plan.  In granting Awards, the Committee shall take into consideration the contribution the Participant has made or may make to the success of the Company or its subsidiaries and such other factors as the Committee shall determine.  The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency.  No member of the Committee shall be liable for any action or determination made in good faith.  The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

10.4 Options May Be Assumed.  In accordance with the provisions of Code § 424(a), the Committee may, in its sole discretion, substitute a new Option for an outstanding option or assume an outstanding option in connection with a Corporate Transaction, without the substitution or assumption being treated as a modification of the existing incentive stock option under Code § 424(h) or a modification of an existing option under Code § 409A.  If the new substituted Option or assumed Option is intended to be an Incentive Option, the provisions of this Section apply solely to an Eligible Employee who is providing services to the Company at the time of the substitution or assumption (or a former Eligible Employee within the 3-month period following termination of service).  For purposes of this Section, the term “Corporate Transaction” includes:  (a) a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation; (b) a distribution (excluding an ordinary dividend or a stock split or stock dividend described in Treas. Reg. § 1.424-1(e)(4)(v)) or change in the terms or number of outstanding shares of such corporation; and (c) any other corporate events prescribed by the Commissioner in published guidance.

10.5 Interpretation of Plan.  The determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.  Stock Options, Stock Appreciation Rights, Restricted Stock grants, and Stock grants are intended to be excluded from the requirements of Code § 409A as a result of the exception for stock rights and the exception for transfers of property subject to § 83.  Restricted Stock Unit grants are intended to be excluded from the requirements of Code § 409A under the short-term deferral exception.  To the extent that any provision of the Plan or of any grant Agreement could be interpreted otherwise, the Plan and all grant Agreements shall be interpreted in a manner that ensures all grants are excluded from the requirements of Code § 409A.  The Company will amend the Plan as necessary to ensure exclusion of Awards from the requirements of Code § 409A, or to the extent necessary or appropriate, to comply with the requirements of Code § 409A.

10.6 Indemnification.  Each person who is or shall have been a member of the Committee or of the Board of Directors shall be indemnified and held harmless by the Plan Sponsor against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, with the Company's approval, or paid in satisfaction of a judgment in any such action, suit or proceeding against him, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person's own behalf.  The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Plan Sponsor's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE XI
STOCK SUBJECT TO THE PLAN

11.1 Number of Shares.  The number of Shares that are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary shall not exceed 9,000,000, subject to the provisions regarding changes in capital.  The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Plan Sponsor.  This authorization may be increased from time to time by approval of the Board and by the stockholders of the Plan Sponsor if, in the opinion of counsel for the Plan Sponsor, stockholder approval is required.  Shares that may be issued upon exercise of Options under the Plan shall be applied to reduce the maximum number of Shares remaining available for use under the Plan.  The Plan Sponsor shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

11.2 Unused Stock.  Any Shares that are subject to an Award that expires or for any reason is terminated and any Shares withheld for the payment of taxes or received by the Plan Sponsor as payment of the exercise price of an Award shall automatically become available for use under the Plan.

11.3 Adjustments for Stock Splits and Stock Dividends.  If the Plan Sponsor shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner (in accordance with the rules governing modifications, extensions, substitutions and assumptions of stock rights described in Treas. Reg. § 1.409A-1(b)(5)(v)(D)) as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence:  (i) the Shares as to which Awards may be granted under the Plan and (ii) the Shares then included in each outstanding Award granted hereunder.

11.4 Other Distributions and Changes in the Stock.  If the Plan Sponsor distributes assets or securities of persons other than the Plan Sponsor (excluding cash or distributions referred to in Section 11.3) with respect to the Stock, or if the Plan Sponsor grants rights to subscribe pro rata for additional Shares or for any other securities of the Plan Sponsor to the holders of its Stock, or if there is any other change (except as described in Section 11.3) in the number or kind of outstanding Shares or of any stock or other securities into which the Stock will be changed or for which it has been exchanged, and if the Committee in its discretion determines that the event equitably requires an adjustment in the number or kind of Shares subject to an Award, an adjustment in the exercise price or the taking of any other action by the Committee, including without limitation, the setting aside of any property for delivery to the Participant upon the exercise of an Award or the full vesting of an Award, then such adjustments shall be made, or other action shall be taken, by the Committee (in accordance with the rules governing modifications, extensions, substitutions and assumptions of stock rights described in Treas. Reg. § 1.409A-1(b)(5)(v)(D)) and shall be effective for all purposes of the Plan and on each outstanding Award.

11.5 General Adjustment Rules.  No adjustment or substitution provided for in this Article shall require the Plan Sponsor to sell a fractional Share under any Award, or otherwise issue a fractional Share, and the total substitution or adjustment with respect to each Award shall be limited by deleting any fractional Share.  In the case of any such substitution or adjustment, the aggregate exercise price for the total number of Shares then subject to an Option shall remain unchanged but the exercise price per Share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of Shares or other securities into which the Stock subject to the Option may have been changed, and appropriate adjustments shall be made to other Awards to reflect any such substitution or adjustment.  In the case of any such substitution or adjustment, such Option shall be equitably adjusted by the Committee in accordance with the rules governing modifications, extensions, substitutions and assumptions of stock rights described in Treas. Reg. § 1.409A-1(b)(5)(v)(D).

11.6 Determination by the Committee.  Adjustments under this Article shall be made by the Committee, whose determinations shall be final and binding upon all parties.

ARTICLE XII
GENERAL RESTRICTIONS

12.1 Investment Representations.  The Plan Sponsor may require any person to whom an Award is granted, as a condition of receiving Stock pursuant to the Award, to give written assurances in substance and form satisfactory to the Plan Sponsor and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Plan Sponsor deems necessary or appropriate in order to comply with federal and applicable state securities laws.  Legends evidencing such restrictions may be placed on the Stock certificates.

12.2 Compliance with Securities Laws.  Each Award shall be subject to the requirement that, if at any time counsel to the Plan Sponsor shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee.  Nothing herein shall be deemed to require the Plan Sponsor to apply for or to obtain such listing, registration or qualification.

12.3 Changes in Accounting Rules.  Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Plan Sponsor, the Committee shall have the right and power to modify as necessary, any then outstanding Awards as to which the applicable services or other restrictions have not been satisfied.

12.4 Shareholders Agreement.  Upon demand by the Plan Sponsor, the Participant shall execute and deliver to the Plan Sponsor a shareholders agreement in such form as the Company may provide at the time of the Participant is receiving Stock pursuant to the Plan (“Shareholders Agreement”).  The Shareholders Agreement may include, without limitation, restrictions upon the Participant's right to transfer shares, including the creation of an irrevocable right of first refusal in the Plan Sponsor and its designees, and provisions requiring the Participant to transfer the Shares to the Plan Sponsor or the Plan Sponsor's designees upon a termination of employment.  Upon such demand, execution of the Shareholders Agreement by the Participant prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such Shares, unless such condition is expressly waived in writing by the Plan Sponsor.

ARTICLE XIII
REQUIREMENTS OF LAW

13.1 Requirements of Law.  The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

13.2 Federal Securities Law Requirements.  If a Participant is an officer or director of the Plan Sponsor within the meaning of Section 16, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule.  Such conditions shall be set forth in the agreement with the Participant which describes the Award or other document evidencing or accompanying the Award.

13.3 Governing Law.  The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ARTICLE XIV
PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Plan Sponsor, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the consent of the Participant holding such Award.

ARTICLE XV
MISCELLANEOUS

15.1 Gender and Number.  Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

15.2 No Right to Continued Employment.  Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Nothing in this Plan shall limit or impair the Company's right to terminate the employment of any employee, to terminate the consulting services of any consultant, or to terminate the services of any director.  Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

15.3 Nontransferability.  Except as provided otherwise at the time of grant or as otherwise provided in the Plan, no right or interest of any Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy.  In the event of a Participant's death, a Participant's rights and interests in Awards shall, to the extent provided in the Plan, be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Awards may be made by, the Participant's legal representatives, heirs or legatees.  Notwithstanding the foregoing, the Option Holder may not transfer an Incentive Option during the Option Holder's lifetime.  If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

15.4 No Plan Funding.  Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner.  The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

15.5 Other Employee Benefits.  The amount of any compensation deemed to be received by a Participant as a result of Awards under the Plan shall not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan.

IN WITNESS WHEREOF, the Plan Sponsor has caused this Amended and Restated Bacterin International Equity Incentive Plan to be duly executed, effective as of July 8, 2011.

BACTERIN INTERNATIONAL HOLDINGS, INC.
Plan Sponsor

By:

Title:

Date:

Bacterin International Holdings, Inc C/O CORPORATE STOCK TRANSFER 3200 Cherry Creek South Drive, Suite 430 Denver, Colorado 80209

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BACTERIN INTERNATIONAL HOLDINGS, INC.

Item 1 - The Board of Directors recommends a vote FOR the Classified Board Amendment

For	Against	Abstain

☐	☐	☐

The Board of Directors recommends a vote FOR the listed nominees under Item 2.
			For	Withhold
Item 2 - Election of Directors

Nominees:

Class I	Guy Cook		☐	☐	COMPANY PROPOSALS: The Board of Directors recommends a vote FOR Item 3, and FOR Item 4.
							For	Against	Abstain
	Mitchell Godfrey		☐	☐
					Item 3 –	Ratification of Independent Auditors	☐	☐	☐
Class II	Kent Swanson		☐	☐

Class III	Michael Lopach		☐	☐	Item 4	Approval of the Amended and Restated Bacterin International Equity Incentive Plan	☐	☐	☐

	Jon Wickwire		☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.			☐
Please indicate if you plan to attend this meeting.			☐	☐
Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.
			Yes	No

Signature	Date	Signature (Joint Owners)	Date

ADMISSION TICKET
Bacterin International Holdings, Inc.
Annual Meeting of Shareholders July 8, 2011, 2:30 p.m. Eastern Time At the Offices of Grannus Financial 1120 Avenue of the Americas, 4th Floor New York, NY 10036

Bacterin International Holdings, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
JULY 8, 2011

The undersigned hereby appoints Guy S. Cook and John P. Gandolfo, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot (with discretionary authority as to any and all other business that may properly come before the meeting), all of the shares of Common Stock of Bacterin International Holdings, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 2:30 p.m. Eastern Time on July 8, 2011 at the Offices of Grannus Financial, 1120 Avenue of the Americas, 4th Floor, New York, NY 10036, and at any adjournment, continuation or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

IF YOU ARE NOT VOTING ON THE INTERNET, PLEASE MARK, SIGN, DATE
AND RETURN THIS PROXY CARD PROMPTLY.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)